SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
Current Report

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Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015 (October 13, 2015)

PAZOO, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-178037	27-3984713
(State or other	(Commission file	(I.R.S. Employer
jurisdiction of	number)	Identification Number)
incorporation)

760 State Route 10
Whippany, NJ 07981
 (Address of Principal Executive Offices)

_________________________________
(Prior Address if Changed From Last Report)

(973) 884-0136
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On October 13, 2015, Pazoo, Inc. (the “Company”) dismissed Malone Bailey, LLP (“Malone Bailey”), as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved of the dismissal. Malone Bailey’s reports on the Company’s financial statements for the fiscal year ended December 31, 2014, contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Malone Bailey for the fiscal year ended December 31, 2014, indicated conditions that raised substantial doubt about the Company’s ability to continue as a going concern. During the period from July 5, 2011 (the date of Malone Bailey’s appointment as the Company’s independent registered public accounting firm) through December 31, 2014 and the interim period from January 1, 2015 through the effective date of Malone Bailey’s termination, there were no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods. Also during the same period, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. We provided Malone Bailey with a copy of this disclosure before its filing with the SEC and requested that Malone Bailey provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. We received a letter from Malone Bailey stating that it agrees with the above statements, which is attached hereto as Exhibit 16.01.

New Independent Accountants. The Company’s Board of Directors appointed Friedman LLP (“Friedman”) as the Company’s new independent registered public accounting firm effective as of October 13, 2015. The Company felt it was in the best interest of the Company to select an independent registered public accounting firm based in the State of New Jersey to more efficiently perform audit functions in an effort to ensure that all future periodic reports are timely filed.  During the two most recent fiscal years and through the date of engagement, the Company did not consult with Friedman regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1) (v)). Prior to engaging Friedman, Friedman did not provide the Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from Malone Bailey to Friedman.

Item 9.01  Financial Statements and Exhibits.

Exhibits:

16.1     Letter from Malone Bailey, LLP to the SEC, dated as of October 13, 2015.

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAZOO, INC.
(Registrant)

Dated: October 14, 2015	/s/ David M. Cunic
David M. Cunic/ CEO